                                                                    Exhibit 99.1



 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the Issuer of the securities or any of its affiliates.
            Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
               All amounts are approximate and subject to change.
    The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.
            An offering may be made only through the delivery of the
                      Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET                              DATE PREPARED: MARCH 1, 2002

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-TBC1

                               ==================
                               THE BOSTON COMPANY
                               ==================

             $155,894,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES


=================================================================================================================================
                                       WAL            Payment Window
             Principal (1)        To Call/Mat         To Call/Mat       Interest Rate                            Expected Ratings
 Class      Amount (Approx.)       (Years) (2)         (Months) (2)           Type            Tranche Type          Moody's/S&P
 -----      ----------------       -----------         ------------           ----            ------------          -----------
   A          $152,885,000          2.91/3.18          1-90/1-320          Floater (4)           Senior               Aaa/AAA
   X               (3)                 N/A                 N/A               IO (5)       Senior/Interest Only        Aaa/AAA
  A-R             $100                 N/A                 N/A                 WAC           Senior/Residual          Aaa/AAA
  B-1          $1,584,000           5.17/5.78         30-90/30-320         Floater (4)         Subordinate             Aa2/AA
  B-2           $792,000            5.17/5.78         30-90/30-320         Floater (4)         Subordinate              A2/A
  B-3           $633,000            5.17/5.78         30-90/30-320         Floater (4)         Subordinate            Baa2/BBB
=================================================================================================================================
  B-4          $1,268,000             Privately Placed Certificates          WAC (6)           Subordinate             Ba2/BB
  B-5           $633,000              Privately Placed Certificates          WAC (6)           Subordinate              B2/B
  B-6           $634,702              Privately Placed Certificates          WAC (6)           Subordinate             NR/NR
=================================================================================================================================
TOTAL         $158,429,802

(1) The Certificates (as described herein) are collateralized by a pool of first-lien, adjustable-rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and may increase or decrease up to 10%.
(2) See "Pricing Prepayment Speed" herein.
(3) The Class X Certificates will have no principal balance and will accrue interest on a notional amount, which is equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will not be entitled to receive any distributions of principal.
(4) The Certificate Interest Rate for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will equal one month LIBOR plus the related margin subject to the lesser of (i) the Net WAC of the Mortgage Loans and (ii) 11.50%. The margin on the Class A Certificates doubles after the first date on which the Optional Termination (as defined herein) can be exercised.
(5) The Class X Certificates will receive interest on its notional balance at a rate equal to the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates of the other Certificates, plus any remaining cashflow from the Yield Maintenance Agreement (as described herein).
(6) The Certificate Interest Rate for the Class B-4, Class B-5 and Class B-6 Certificates will be equal to the Net WAC of the Mortgage Loans.


Lead Underwriter:  Greenwich Capital Markets, Inc.

Co-Underwriter:    Mellon Financial Markets, LLC.

Seller and
Master Servicer:   Boston Safe Deposit and Trust Company ("THE BOSTON COMPANY").

Subservicer:       Dovenmuehle Mortgage, Inc.

Trustee:           Wells Fargo Bank Minnesota, N.A.



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the Issuer of the securities or any of its affiliates.
            Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
               All amounts are approximate and subject to change.
    The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.
            An offering may be made only through the delivery of the
                      Prospectus and Prospectus Supplement.



Statistical Cut-off Date:  February 1, 2002.

Cut-off Date:              March 1, 2002.

Pricing Date:              March [6], 2002.

Closing Date:              March 27, 2002.

Certificates:              The "SENIOR CERTIFICATES" will consist of (i) the
                           Class A Certificates, the Class X Certificates and the Class A-R Certificate. The "SUBORDINATE
                           CERTIFICATES" will consist of the Class B-1, Class
                           B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates. The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "CERTIFICATES." Only the Senior
                           Certificates and the Class B-1, Class B-2 and Class
                           B-3 Certificates (collectively, the "OFFERED
                           CERTIFICATES") are being offered publicly.

Accrued Interest:          The Class A, Class B-1, Class B-2 and Class B-3
                           Certificates will settle flat. The price to be paid by investors for the Class A-R and Class X
                           Certificates will include accrued interest from March 1, 2002 up to, but not including, the Closing
                           Date (26 days).

Interest Accrual Period:   The interest accrual period with respect to the Class
                           A, Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning with the 15th of the month prior to such Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the 14th of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class X and Class A-R Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Distribution Dates:        The 15th day of each month (or the next succeeding
                           business day), commencing in April 2002.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificate) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           (except for the Class A-R Certificate) will be treated as REMIC regular interests. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Senior Certificates (except for the Class A-R
                           Certificate) are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class B-1
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the Issuer of the securities or any of its affiliates.
            Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
               All amounts are approximate and subject to change.
    The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.
            An offering may be made only through the delivery of the
                      Prospectus and Prospectus Supplement.


Optional Termination:      The terms of the transaction allow for an optional
                           termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.


Pricing Prepayment
Speed: The Offered Certificates (other than the Class X Certificates) will be priced to a prepayment speed of 25% CPR.

Statistical Information:   The information related to the Mortgage Loans
                           described herein reflects information as of the Statistical Cut-off Date. It is expected that scheduled principal and principal prepayments will reduce the principal balance of the Mortgage Loans prior to the Cut-off Date. As a result, it is expected that not only will the principal balance of the Mortgage Loans be reduced by the Cut-off Date, but the principal balance of the Offered Certificates
                           (shown on the front cover) may also be reduced by the Closing Date. SOLELY FOR THE PURPOSES OF DETERMINING
                           THE PRINCIPAL BALANCE OF THE OFFERED CERTIFICATES (AS
                           SHOWN ON THE FRONT COVER), IN ORDER TO MINIMIZE ANY
                           SUCH VARIANCE BY THE CLOSING DATE, IT IS ESTIMATED
                           BUT NOT GUARANTEED THAT THE AGGREGATE PRINCIPAL
                           BALANCE OF THE MORTGAGE LOANS WILL BE APPROXIMATELY
                           $158,429,802 AS OF THE CUT-OFF Date. It is not expected that the initial principal balance of any of the Offered Certificates (as shown on the front cover) will increase or decrease by more than 10% by the Closing Date.

Mortgage Loans:            As of the Statistical Cut-off Date, the aggregate
                           principal balance of the mortgage loans described herein is approximately $166,768,213 (the "MORTGAGE
                           LOANS"). The Mortgage Loans are secured by first liens on one- to four-family residential properties.
                           Certain of the Mortgage Loans may be convertible or modifiable. If a borrower with such a Mortgage Loan exercises his or her right to convert or modify such Mortgage Loan's terms, the Seller will be obligated to repurchase such Mortgage Loan.

                           As of the Statistical Cut-off Date, approximately 1.60% of the Mortgage Loans have a remaining prepayment penalty term and approximately 25.79% of the Mortgage Loans had additional collateral such as securities backing the loan at origination.

Net WAC: The "NET WAC" of the Mortgage Loans is equal to the weighted average mortgage loan rate of the Mortgage Loans less the servicing and trustee fee rates.



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the Issuer of the securities or any of its affiliates.
            Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
               All amounts are approximate and subject to change.
    The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.
            An offering may be made only through the delivery of the
                      Prospectus and Prospectus Supplement.


Yield Maintenance
Agreement:                 An interest rate cap contract (the "YIELD MAINTENANCE
                           AGREEMENT") will be entered into between the trust and the cap counterparty. The trust pursuant to the Yield Maintenance Agreement will receive payments in the event that one month LIBOR exceeds the applicable cap strike price. On any Distribution Date, the proceeds of the Yield Maintenance Agreement will equal the product of (i) the Yield Maintenance
                           Agreement notional balance for such Distribution Date and (ii) 1/12 of the excess, if any, of one month
                           LIBOR over the applicable cap strike price. The Yield
                           Maintenance Agreement notional balance schedule will be determined in such a way that mitigates the basis risk of the adjustable-rate mortgage loans that are subject to periodic rate caps.

                           Any proceeds of the Yield Maintenance Agreement will be paid in the following order: first, to the Class A Certificates, any related Net WAC Carryover Amount, second, to the Class B-1 Certificates, any related Net WAC Carryover Amount, third, to the Class B-2 Certificates, any related Net WAC Carryover Amount, fourth, to the Class B-3 Certificates, any related Net WAC Carryover Amount and, lastly, to the Class X Certificates, any remaining amounts.

Net WAC Carryover
Amount: If on any Distribution Date the certificate interest rate for the Class A, Class B-1, Class B-2 or Class B-3 Certificates is limited by the Net WAC of the Mortgage Loans, the "NET WAC CARRYOVER AMOUNT" for such Class will be equal to the sum of (i) the excess, if any, of (a) the amount of interest that would have accrued on such class at the related certificate interest rate (without giving effect to the Net WAC of the Mortgage Loans, but only up to 11.50%) over (b) the amount of interest that accrued at the Net WAC of the Mortgage Loans and (ii) any Net WAC Carryover Amount from the prior Distribution Date together with interest thereon at the related certificate interest rate (without giving effect to the Net WAC of the Mortgage Loans, but only up to 11.50%). Any Net WAC Carryover Amount will be paid on such Distribution Date or future Distribution Dates solely from the proceeds of the Yield Maintenance Agreement.

Rating Agencies:           Moody's and S&P will rate all of the Offered
                           Certificates.



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the Issuer of the securities or any of its affiliates.
            Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
               All amounts are approximate and subject to change.
    The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.
            An offering may be made only through the delivery of the
                      Prospectus and Prospectus Supplement.


Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the SENIOR CERTIFICATES will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 3.50%).

                           Credit enhancement for the CLASS B-1 CERTIFICATES will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.50%).

                           Credit enhancement for the CLASS B-2 CERTIFICATES will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.00%).

                           Credit enhancement for the CLASS B-3 CERTIFICATES will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.60%).



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the Issuer of the securities or any of its affiliates.
            Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
               All amounts are approximate and subject to change.
    The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.
            An offering may be made only through the delivery of the
                      Prospectus and Prospectus Supplement.


Shifting Interest:         Until the first Distribution Date occurring after
                           March 2012, the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal. The prepayment percentages on the Subordinate Certificates are as follows:

                              April 2002 - March 2012     0% Pro Rata Share
                              April 2012 - March 2013     30% Pro Rata Share
                              April 2013 - March 2014     40% Pro Rata Share
                              April 2014 - March 2015     60% Pro Rata Share
                              April 2015 - March 2016     80% Pro Rata Share
                              April 2016 and after        100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments) until the third anniversary of the Cut-off Date.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Certificate Balance has been reduced to zero; thereafter, to the Class A
                           Certificates until its Class Certificate Balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all the certificates on a pro-rata basis.



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
        and not by the Issuer of the securities or any of its affiliates.
            Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
               All amounts are approximate and subject to change.
    The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.
            An offering may be made only through the delivery of the
                      Prospectus and Prospectus Supplement.


Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1) To the Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, pro-rata;
                           2) To the Class A-R Certificate, principal, until its balance is reduced to zero;
                           3)  To the Class A Certificates, principal;
                           4) To the Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                           5)  To the Class B-1 Certificates, principal;
                           6) To the Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                           7)  To the Class B-2 Certificates, principal;
                           8) To the Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
                           9)  To the Class B-3 Certificates, principal;
                           10) To the Class B-4, Class B-5 and Class B-6
                               Certificates, in that order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal; and
                           11) To the Class A-R Certificates, any remaining
                               amount.



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

                 This information is furnished to you solely by
          Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting
             as underwriter and not as agent for the issuer or its
             affiliates in connection with the proposed transaction.


                          WEIGHTED AVERAGE LIFE TABLES


CLASS A TO CALL
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
=========================================================================================================================
WAL (YR)                          4.75            3.66             2.91            2.38            1.99            1.68
MDUR (YR)                         4.33            3.39             2.73            2.25            1.90            1.61
FIRST PRIN PAY                  04/15/02        04/15/02         04/15/02        04/15/02        04/15/02        04/15/02
LAST PRIN PAY                   11/15/13        06/15/11         09/15/09        05/15/08        06/15/07        08/15/06
-------------------------------------------------------------------------------------------------------------------------

CLASS A TO MATURITY
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
=========================================================================================================================
WAL (YR)                          5.09            3.97             3.18            2.61            2.18            1.85
MDUR (YR)                         4.58            3.63             2.95            2.45            2.06            1.76
FIRST PRIN PAY                  04/15/02        04/15/02         04/15/02        04/15/02        04/15/02        04/15/02
LAST PRIN PAY                   11/15/28        11/15/28         11/15/28        11/15/28        11/15/28        11/15/28
-------------------------------------------------------------------------------------------------------------------------

CLASS B-1 TO CALL
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
=========================================================================================================================
WAL (YR)                          7.97            6.16             5.17            4.39            3.82            3.36
MDUR (YR)                         6.99            5.54             4.72            4.06            3.56            3.16
FIRST PRIN PAY                  05/15/06        04/15/05         09/15/04        03/15/04        11/15/03        09/15/03
LAST PRIN PAY                   11/15/13        06/15/11         09/15/09        05/15/08        06/15/07        08/15/06
-------------------------------------------------------------------------------------------------------------------------

CLASS B-1 TO MATURITY
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
=========================================================================================================================
WAL (YR)                          8.69            6.80             5.78            4.99            4.38            3.93
MDUR (YR)                         7.47            5.99             5.18            4.53            4.01            3.64
FIRST PRIN PAY                  05/15/06        04/15/05         09/15/04        03/15/04        11/15/03        09/15/03
LAST PRIN PAY                   11/15/28        11/15/28         11/15/28        11/15/28        11/15/28        11/15/28
-------------------------------------------------------------------------------------------------------------------------



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

                 This information is furnished to you solely by
          Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting
             as underwriter and not as agent for the issuer or its
             affiliates in connection with the proposed transaction.


CLASS B-2 TO CALL
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
=========================================================================================================================
WAL (YR)                          7.97            6.16             5.17            4.39            3.82            3.36
MDUR (YR)                         6.88            5.47             4.67            4.02            3.53            3.13
FIRST PRIN PAY                  05/15/06        04/15/05         09/15/04        03/15/04        11/15/03        09/15/03
LAST PRIN PAY                   11/15/13        06/15/11         09/15/09        05/15/08        06/15/07        08/15/06
-------------------------------------------------------------------------------------------------------------------------

CLASS B-2 TO MATURITY
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
=========================================================================================================================
WAL (YR)                          8.69            6.80             5.78            4.99            4.38            3.93
MDUR (YR)                         7.33            5.90             5.11            4.47            3.97            3.60
FIRST PRIN PAY                  05/15/06        04/15/05         09/15/04        03/15/04        11/15/03        09/15/03
LAST PRIN PAY                   11/15/28        11/15/28         11/15/28        11/15/28        11/15/28        11/15/28
-------------------------------------------------------------------------------------------------------------------------

CLASS B-3 TO CALL
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
=========================================================================================================================
WAL (YR)                          7.97            6.16             5.17            4.39            3.82            3.36
MDUR (YR)                         6.64            5.32             4.56            3.94            3.47            3.08
FIRST PRIN PAY                  05/15/06        04/15/05         09/15/04        03/15/04        11/15/03        09/15/03
LAST PRIN PAY                   11/15/13        06/15/11         09/15/09        05/15/08        06/15/07        08/15/06
-------------------------------------------------------------------------------------------------------------------------

CLASS B-3 TO MATURITY
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                 15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
=========================================================================================================================
WAL (YR)                          8.69            6.80             5.78            4.99            4.38            3.93
MDUR (YR)                         7.05            5.71             4.97            4.36            3.88            3.53
FIRST PRIN PAY                  05/15/06        04/15/05         09/15/04        03/15/04        11/15/03        09/15/03
LAST PRIN PAY                   11/15/28        11/15/28         11/15/28        11/15/28        11/15/28        11/15/28
-------------------------------------------------------------------------------------------------------------------------



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

                 This information is furnished to you solely by
          Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting
             as underwriter and not as agent for the issuer or its
             affiliates in connection with the proposed transaction.


                        AVAILABLE FUNDS CAP SCHEDULE (1)

-----------------------------------------------------------------------------
                30/360                     30/360                     30/360
              AVAILABLE                  AVAILABLE                  AVAILABLE
  PERIOD      FUNDS CAP      PERIOD      FUNDS CAP      PERIOD      FUNDS CAP
-----------------------------------------------------------------------------
     1         6.05551%        36        11.50000%        71        11.50000%
     2        11.50000%        37        11.50000%        72        11.50000%
     3        11.50000%        38        11.50000%        73        11.50000%
     4        11.50000%        39        11.50000%        74        11.50000%
     5        11.50000%        40        11.50000%        75        11.50000%
     6        11.50000%        41        11.50000%        76        11.50000%
     7        11.50000%        42        11.50000%        77        11.50000%
     8        11.50000%        43        11.50000%        78        11.50000%
     9        11.50000%        44        11.50000%        79        11.50000%
    10        11.50000%        45        11.50000%        80        11.50000%
    11        11.50000%        46        11.50000%        81        11.50000%
    12        11.50000%        47        11.50000%        82        11.50000%
    13        11.50000%        48        11.50000%        83        11.50000%
    14        11.50000%        49        11.50000%        84        11.50000%
    15        11.50000%        50        11.50000%        85        11.50000%
    16        11.50000%        51        11.50000%        86        11.50000%
    17        11.50000%        52        11.50000%        87        11.50000%
    18        11.50000%        53        11.50000%        88        11.50000%
    19        11.50000%        54        11.50000%        89        11.50000%
    20        11.50000%        55        11.50000%        90        11.50000%
    21        11.50000%        56        11.50000%
    22        11.50000%        57        11.50000%
    23        11.50000%        58        11.50000%
    24        11.50000%        59        11.50000%
    25        11.50000%        60        11.50000%
    26        11.50000%        61        11.50000%
    27        11.50000%        62        11.50000%
    28        11.50000%        63        11.50000%
    29        11.50000%        64        11.50000%
    30        11.50000%        65        11.50000%
    31        11.50000%        66        11.50000%
    32        11.50000%        67        11.50000%
    33        11.50000%        68        11.50000%
    34        11.50000%        69        11.50000%
    35        11.50000%        70        11.50000%
-----------------------------------------------------------------------------

(1) Assumes 20% is added to all indices on the Mortgage Loans. This schedule takes into account any payments made pursuant to the Yield Maintenance Agreement. The schedule is run at the pricing prepayment speed to the optimal termination and reflects the hard cap of 11.50% on the applicable certificates.



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.


                          MORTGAGE LOAN CHARACTERISTICS
                       AS OF THE STATISTICAL CUT-OFF DATE



TOTAL CURRENT BALANCE:                               $166,768,213

NUMBER OF LOANS:                                              271

                                                                                       MINIMUM                       MAXIMUM
                                                                                       -------                       -------

AVG CURRENT BALANCE:                                     $615,381                       $2,128                    $6,230,432
AVG ORIGINAL BALANCE:                                    $750,231                      $25,250                    $8,000,000

WAVG LOAN RATE:                                             6.326 %                      3.000 %                       8.750 %
WAVG GROSS MARGIN:                                          2.222 %                     -0.625 %                       3.250 %
WAVG MAX LOAN RATE:                                        11.926 %                      8.875 %                      18.000 %

WAVG CREDIT SCORE:                                            742                          504                           838

WAVG ORIGINAL LTV:                                          73.39 %                      17.80 %                      140.54 %
WAVG ORIGINAL LTC:                                          63.99 %                       0.00 %                      122.22 %

WAVG MONTHS TO NEXT RATE ADJUSTMENT:                           15 months                     1  months                    79 months

WAVG ORIGINAL TERM:                                           352 months                   120  months                   360 months
WAVG REMAINING TERM:                                          273 months                     2  months                   343 months
WAVG SEASONING:                                                79 months                    17  months                   210 months

TOP STATE CONCENTRATIONS ($):      26.66 % California, 26.01 % New York, 13.08 % Massachusetts
MAXIMUM ZIP CODE CONCENTRATION ($): 5.23 % 10021

FIRST PAY DATE:                                                          Sep 01, 1984                  Oct 01, 2000
MATURITY DATE:                                                           Apr 01, 2002                  Sep 01, 2030



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.


                                                                                                    % OF AGGREGATE
                                                                        PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF          OUTSTANDING AS OF
                                                     NUMBER OF           THE STATISTICAL            THE STATISTICAL
INDEX:                                             MORTGAGE LOANS          CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------        ------------------    ---------------------      --------------------
 1 Year LIBOR                                                  131           $90,006,387.30                     53.97 %
 1 Year T-Bill                                                  76            38,034,361.99                     22.81
 1 Month LIBOR                                                  17            16,102,397.15                      9.66
 6 Month CD                                                     30            11,049,103.81                      6.63
 1 Month CD                                                     10             7,509,993.86                      4.50
 Prime Rate                                                      4             2,614,343.75                      1.57
 6 Month LIBOR                                                   3             1,451,625.04                      0.87
-----------------------------------------        ------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================        ==================    =====================     =====================

                                                                                                    % OF AGGREGATE
                                                                        PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF          OUTSTANDING AS OF
                                                     NUMBER OF           THE STATISTICAL            THE STATISTICAL
DELINQUENCY:                                       MORTGAGE LOANS          CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------        ------------------    ---------------------     ---------------------
 Current                                                       265          $161,864,640.90                     97.06 %
 30-59 Days Delinquent                                           6             4,903,572.00                      2.94
-----------------------------------------        ------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================        ==================    =====================     =====================

                                                                                                    % OF AGGREGATE
                                                                        PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF          OUTSTANDING AS OF
                                                     NUMBER OF           THE STATISTICAL            THE STATISTICAL
CURRENT BALANCE ($):                               MORTGAGE LOANS          CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------        ------------------    ---------------------     ---------------------
    2,128.35  -   250,000.00                                    57            $8,157,183.90                      4.89 %
  250,000.01  -   500,000.00                                   104            38,094,542.04                     22.84
  500,000.01  -   750,000.00                                    39            25,009,853.64                     15.00
  750,000.01  - 1,000,000.00                                    32            29,085,925.78                     17.44
1,000,000.01  - 1,250,000.00                                    16            18,062,714.57                     10.83
1,250,000.01  - 1,500,000.00                                     7             9,516,616.90                      5.71
1,500,000.01  - 1,750,000.00                                     4             6,360,595.22                      3.81
1,750,000.01  - 2,000,000.00                                     7            13,695,978.33                      8.21
2,000,000.01  - 2,250,000.00                                     1             2,200,000.00                      1.32
2,750,000.01  - 3,000,000.00                                     2             5,902,072.94                      3.54
 (greater than) 3,000,000.00                                     2            10,682,729.58                      6.41
-----------------------------------------        ------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================        ==================    =====================     =====================



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.


                                                                                                    % OF AGGREGATE
                                                                          PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                          OUTSTANDING AS OF        OUTSTANDING AS OF
                                                     NUMBER OF             THE STATISTICAL          THE STATISTICAL
LOAN RATE (%):                                     MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------        -------------------     --------------------     --------------------
  3.000  -  3.000                                                 5            $4,580,344.71                     2.75 %
  3.001  -  3.500                                                11            10,922,052.74                     6.55
  4.501  -  5.000                                                 6             3,261,990.40                     1.96
  5.001  -  5.500                                                10             4,199,621.32                     2.52
  5.501  -  6.000                                                24            14,876,052.00                     8.92
  6.001  -  6.500                                                71            36,728,303.07                    22.02
  6.501  -  7.000                                                89            61,332,746.68                    36.78
  7.001  -  7.500                                                35            22,073,906.92                    13.24
  7.501  -  8.000                                                16             7,472,536.88                     4.48
  8.001  -  8.500                                                 3             1,065,658.18                     0.64
  8.501  -  8.750                                                 1               255,000.00                     0.15
-----------------------------------------        -------------------     --------------------     --------------------
TOTAL                                                           271          $166,768,212.90                   100.00 %
=========================================        ===================     ====================     ====================

                                                                                                    % OF AGGREGATE
                                                                          PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                          OUTSTANDING AS OF        OUTSTANDING AS OF
                                                     NUMBER OF             THE STATISTICAL          THE STATISTICAL
GROSS MARGIN (%):                                  MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------        -------------------     --------------------     --------------------
(less than)   0.000                                               2            $2,437,932.90                     1.46 %
          =   0.000                                               2               176,410.85                     0.11
  0.751   -   1.000                                               5             4,580,344.71                     2.75
  1.001   -   1.250                                               5             6,378,361.44                     3.82
  1.251   -   1.500                                              10             6,918,691.00                     4.15
  1.501   -   1.750                                               3               670,467.37                     0.40
  1.751   -   2.000                                              13             8,961,618.90                     5.37
  2.001   -   2.250                                             136            89,533,903.52                    53.69
  2.251   -   2.500                                              13             4,811,913.44                     2.89
  2.501   -   2.750                                              79            40,257,570.81                    24.14
  3.001   -   3.250                                               3             2,040,997.96                     1.22
-----------------------------------------        -------------------    ---------------------     --------------------
TOTAL                                                           271          $166,768,212.90                   100.00 %
=========================================        ===================    =====================     ====================

                                                                                                    % OF AGGREGATE
                                                                          PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                          OUTSTANDING AS OF        OUTSTANDING AS OF
RATE ADJUSTMENT FREQUENCY                            NUMBER OF             THE STATISTICAL          THE STATISTICAL
(MONTHS):                                          MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------        -------------------    ---------------------     --------------------
   1                                                             28           $25,611,797.23                    15.36 %
   6                                                             36            13,115,666.38                     7.86
  12                                                            207           128,040,749.29                    76.78
-----------------------------------------        -------------------    ---------------------     --------------------
TOTAL                                                           271          $166,768,212.90                   100.00 %
=========================================        ===================    =====================     ====================


GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF        OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL          THE STATISTICAL
MAXIMUM LOAN RATE (%):                           MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------      -------------------     ---------------------    ---------------------
  8.875  -  9.000                                               2               $129,467.67                     0.08 %
  9.001  - 10.000                                               5              1,639,579.14                     0.98
 10.001  - 11.000                                              44             29,482,290.43                    17.68
 11.001  - 12.000                                             104             74,685,770.01                    44.78
 12.001  - 13.000                                              81             46,096,822.19                    27.64
 13.001  - 14.000                                              24             12,245,982.68                     7.34
 14.001  - 15.000                                               5              1,185,025.67                     0.71
 15.001  - 16.000                                               2                600,077.83                     0.36
 16.001  - 17.000                                               1                 37,855.50                     0.02
 17.001  - 18.000                                               3                665,341.78                     0.40
-----------------------------------------     --------------------     ---------------------    ---------------------
TOTAL                                                         271           $166,768,212.90                   100.00 %
=========================================     ====================     =====================    =====================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF        OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL          THE STATISTICAL
FIRST RATE CAP (%):                              MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------     --------------------     ---------------------    ---------------------
  No First Rate Cap                                            21            $17,717,334.68                    10.62 %
  0.001  -  0.250                                              11              9,509,400.08                     5.70
  0.751  -  1.000                                               4              1,901,625.04                     1.14
  1.751  -  2.000                                             230            134,198,855.14                    80.47
  2.751  -  3.000                                               1              1,100,000.00                     0.66
  3.751  -  4.000                                               1                300,000.00                     0.18
  5.751  -  6.000                                               3              2,040,997.96                     1.22
-----------------------------------------     --------------------     ---------------------    ---------------------
TOTAL                                                         271           $166,768,212.90                   100.00 %
=========================================     ====================     =====================    =====================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF        OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL          THE STATISTICAL
PERIODIC RATE CAP (%):                           MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------    ---------------------     ---------------------    ---------------------
  No Periodic Rate Cap                                         19            $16,117,334.98                     9.66 %
  0.001  -  0.250                                              12             10,109,399.78                     6.06
  0.751  -  1.000                                               3              1,451,625.04                     0.87
  1.751  -  2.000                                             237            139,089,853.10                    83.40
-----------------------------------------    ---------------------     ---------------------    ---------------------
TOTAL                                                         271           $166,768,212.90                   100.00 %
=========================================    =====================     =====================    =====================



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.



                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF        OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL          THE STATISTICAL
CREDIT SCORE:                                    MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------     --------------------     ---------------------    ---------------------
 Not Available                                                 14            $14,626,736.16                     8.77 %
 501  - 550                                                     3                671,758.06                     0.40
 551  - 600                                                     5              3,652,017.43                     2.19
 601  - 650                                                    19              7,430,715.66                     4.46
 651  - 700                                                    38             21,393,034.93                    12.83
 701  - 750                                                    60             41,919,719.55                    25.14
 751  - 800                                                    85             54,962,650.56                    32.96
 801  - 838                                                    47             22,111,580.55                    13.26
-----------------------------------------     --------------------     ---------------------    ---------------------
TOTAL                                                         271           $166,768,212.90                   100.00 %
=========================================     ====================     =====================    =====================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF        OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL          THE STATISTICAL
ORIGINAL LTV (%):                                MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------     --------------------     ---------------------    ---------------------
  17.80  -  20.00                                               1                $29,589.95                     0.02 %
  20.01  -  30.00                                               2              1,091,883.29                     0.65
  30.01  -  40.00                                               8              4,087,076.19                     2.45
  40.01  -  50.00                                              14             14,506,676.88                     8.70
  50.01  -  60.00                                              29             21,042,860.13                    12.62
  60.01  -  70.00                                              51             35,415,032.80                    21.24
  70.01  -  80.00                                             115             53,160,858.74                    31.88
  80.01  -  90.00                                               8              6,880,026.18                     4.13
  90.01  - 100.00                                              26             15,777,872.65                     9.46
 100.01  - 110.00                                              12             11,410,456.97                     6.84
 110.01  - 120.00                                               3              2,725,813.53                     1.63
 120.01  - 130.00                                               1                440,065.59                     0.26
 140.01  - 140.54                                               1                200,000.00                     0.12
-----------------------------------------    ---------------------    ----------------------    ---------------------
TOTAL                                                         271           $166,768,212.90                   100.00 %
=========================================    =====================    ======================    =====================



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                       PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF         OUTSTANDING AS OF
                                                  NUMBER OF             THE STATISTICAL           THE STATISTICAL
ORIGINAL LTC (%):                               MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------    ---------------------    ----------------------    ---------------------
         =   0.00                                               3             $1,981,000.00                     1.19 %
   0.01  -  10.00                                               5              2,973,008.99                     1.78
  10.01  -  20.00                                               8              4,828,870.07                     2.90
  20.01  -  30.00                                               5              9,922,289.18                     5.95
  30.01  -  40.00                                               8              3,982,902.36                     2.39
  40.01  -  50.00                                              14              9,003,396.53                     5.40
  50.01  -  60.00                                              26             20,824,761.18                    12.49
  60.01  -  70.00                                              54             39,635,216.61                    23.77
  70.01  -  80.00                                             126             58,874,578.36                    35.30
  80.01  -  90.00                                               5              3,319,024.50                     1.99
  90.01  - 100.00                                              13              7,744,617.21                     4.64
 100.01  - 110.00                                               2              2,138,482.32                     1.28
 110.01  - 120.00                                               1              1,100,000.00                     0.66
 120.01  - 122.22                                               1                440,065.59                     0.26
-----------------------------------------    ---------------------    ----------------------    ---------------------
TOTAL                                                         271           $166,768,212.90                   100.00 %
=========================================    =====================    ======================    =====================

                                                                                                   % OF AGGREGATE
                                                                       PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF         OUTSTANDING AS OF
                                                  NUMBER OF             THE STATISTICAL           THE STATISTICAL
REMAINING TERM (MONTHS):                        MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------    ---------------------    ----------------------    ---------------------
   2  -  24                                                     1                 $2,128.35                     0.00 %
  25  -  48                                                     3                578,793.00                     0.35
  73  -  96                                                     1                 70,389.54                     0.04
  97  - 120                                                     7                872,378.58                     0.52
 121  - 144                                                     9              5,350,616.57                     3.21
 145  - 168                                                     6             11,877,759.65                     7.12
 169  - 192                                                     4              2,445,525.82                     1.47
 193  - 216                                                     4              1,479,590.32                     0.89
 217  - 240                                                     4              1,992,525.94                     1.19
 241  - 264                                                    12              6,314,731.25                     3.79
 265  - 288                                                   127             69,364,869.01                    41.59
 289  - 312                                                    32             20,793,685.09                    12.47
 313  - 336                                                    50             34,967,421.96                    20.97
 337  - 343                                                    11             10,657,797.82                     6.39
-----------------------------------------    ---------------------    ----------------------    ---------------------
TOTAL                                                         271           $166,768,212.90                   100.00 %
=========================================    =====================    ======================    =====================



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF         OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL           THE STATISTICAL
NEXT RATE ADJUSTMENT DATE:                       MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------    ----------------------    ---------------------     ---------------------
 01/01/02  - 06/30/02                                           70           $45,867,353.49                     27.50 %
 07/01/02  - 12/31/02                                           60            24,289,758.54                     14.56
 01/01/03  - 06/30/03                                           40            29,698,928.51                     17.81
 07/01/03  - 12/31/03                                           48            29,053,614.40                     17.42
 01/01/04  - 06/30/04                                           40            28,698,735.22                     17.21
 07/01/04  - 12/31/04                                            7             3,989,638.28                      2.39
 01/01/05  - 06/30/05                                            2             2,874,186.50                      1.72
 07/01/05  - 12/31/05                                            1               255,000.00                      0.15
 01/01/08  - 06/30/08                                            2             1,580,997.96                      0.95
 07/01/08  - 12/31/08                                            1               460,000.00                      0.28
-----------------------------------------    ----------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================    ======================    =====================     =====================

                                                                                                   % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                         OUTSTANDING AS OF         OUTSTANDING AS OF
                                                   NUMBER OF              THE STATISTICAL           THE STATISTICAL
AMORTIZATION:                                    MORTGAGE LOANS             CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------    ----------------------    ---------------------     ---------------------
 Interest Only (120 Mo. IO Term)                               224          $135,556,744.14                     81.28 %
 Fully Amortizing                                               47            31,211,468.76                     18.72
-----------------------------------------    ----------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================    ======================    =====================     =====================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF         OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL           THE STATISTICAL
CONVERTIBILITY:                                  MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------    ----------------------    ---------------------     ---------------------
 Not Convertible                                               254          $150,665,815.75                     90.34 %
 Convertible                                                    17            16,102,397.15                      9.66
-----------------------------------------    ----------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================    ======================    =====================     =====================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF         OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL           THE STATISTICAL
OCCUPANCY:                                       MORTGAGE LOANS            CUT-OFF DATE             CUT-OFF DATE
-----------------------------------------    ----------------------    ---------------------     ---------------------
 Primary                                                       109           $74,891,137.07                     44.91 %
 Not Available                                                 136            73,058,442.55                     43.81
 Second Home                                                    26            18,818,633.28                     11.28
-----------------------------------------    ----------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================    ======================    =====================     =====================



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF         OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL           THE STATISTICAL
DOCUMENTATION:                                   MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------    ----------------------    ---------------------     ---------------------
 Full                                                          271          $166,768,212.90                    100.00 %
-----------------------------------------    ----------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================    ======================    =====================     =====================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF         OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL           THE STATISTICAL
PROPERTY TYPE:                                   MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------    ----------------------    ---------------------     ---------------------
 Single Family                                                  96           $61,234,671.50                     36.72 %
 Not Available                                                 105            59,902,705.49                     35.92
 Cooperative                                                    37            17,760,004.27                     10.65
 Blanket                                                        11            11,991,473.90                      7.19
 PUD                                                            12             8,720,178.54                      5.23
 Condominium                                                     9             6,159,179.20                      3.69
 2-4 Family                                                      1             1,000,000.00                      0.60
-----------------------------------------    ----------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================    ======================    =====================     =====================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF         OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL           THE STATISTICAL
LOAN PURPOSE:                                    MORTGAGE LOANS            CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------    ----------------------    ---------------------     ---------------------
 Not Available                                                 121           $65,349,029.21                     39.19 %
 Purchase                                                       86            57,513,121.32                     34.49
 Rate/Term Refinance                                            41            28,963,245.87                     17.37
 Cash Out Refinance                                             23            14,942,816.50                      8.96
-----------------------------------------    ----------------------    ---------------------     ---------------------
TOTAL                                                          271          $166,768,212.90                    100.00 %
=========================================    ======================    =====================     =====================



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC

      The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                                        OUTSTANDING AS OF        OUTSTANDING AS OF
                                                   NUMBER OF             THE STATISTICAL          THE STATISTICAL
STATE:                                          MORTGAGE LOANS             CUT-OFF DATE              CUT-OFF DATE
-----------------------------------------    ---------------------     ---------------------    ---------------------
 Arizona                                                        7             $4,188,148.01                     2.51 %
 California                                                    51             44,452,949.40                    26.66
 Colorado                                                       6              2,619,681.63                     1.57
 Connecticut                                                    4              2,950,000.00                     1.77
 District of Columbia                                           4              1,898,955.63                     1.14
 Florida                                                       12              8,282,313.85                     4.97
 Georgia                                                        2                755,451.09                     0.45
 Hawaii                                                         2              2,027,504.09                     1.22
 Idaho                                                          1                269,460.73                     0.16
 Illinois                                                       1                287,538.56                     0.17
 Maine                                                          3              1,000,538.52                     0.60
 Maryland                                                       6              2,517,229.75                     1.51
 Massachusetts                                                 45             21,811,496.35                    13.08
 Michigan                                                       1                247,487.50                     0.15
 New Hampshire                                                  3              2,120,425.00                     1.27
 New Jersey                                                     7              8,101,934.31                     4.86
 New Mexico                                                     1                990,000.00                     0.59
 New York                                                      74             43,372,589.69                    26.01
 North Carolina                                                 1              1,000,000.00                     0.60
 Ohio                                                           4              1,506,063.98                     0.90
 Pennsylvania                                                  20              8,739,633.93                     5.24
 Rhode Island                                                   1                600,000.00                     0.36
 South Carolina                                                 2              1,200,000.00                     0.72
 Texas                                                          2              1,197,000.00                     0.72
 Utah                                                           1                141,990.70                     0.09
 Vermont                                                        1                  2,128.35                     0.00
 Virginia                                                       7              3,924,695.53                     2.35
 Washington                                                     2                562,996.30                     0.34
-----------------------------------------    ---------------------    ----------------------    ---------------------
TOTAL                                                         271           $166,768,212.90                   100.00 %
=========================================    =====================    ======================    =====================



GREENWICH CAPITAL MARKETS, INC.                    MELLON FINANCIAL MARKETS, LLC